                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 27, 2002
                                                  ------------------------------


                       INTERTRUST TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                       000-27287                          52-1672106
-------------------------------------------------------------------------------------------------------
    (State or Other Jurisdiction of          (Commission              (IRS Employer Identification No.)
            Incorporation)                   File Number)


     4750 Patrick Henry Drive, Santa Clara, California                             95054
-------------------------------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                                  (Zip Code)


Registrant's telephone number, including area code  (408) 855-0100
                                                   -----------------------------


                                      None.
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     In a press release dated March 27, 2002, InterTrust Technologies Corporation ("InterTrust") (Nasdaq:ITRU) announced the appointment of David Lockwood as Chief Executive Officer, and the resignation of Victor Shear as Chief Executive Officer.

     The information which is set forth in InterTrust's Press Release dated March 27, 2002 is incorporated by reference.

ITEM 7.  EXHIBITS

(c)   EXHIBITS:

        Exhibit
        Number
        ------
        99.1     Text of Press Release dated March 27, 2002.

                                       2


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        InterTrust Technologies Corporation
                                        -----------------------------------
                                        (Registrant)



Date:  March 28, 2002                   By: /s/ David Lockwood
                                            ------------------------------------
                                            David Lockwood
                                            President

                                       3

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                       INTERTRUST TECHNOLOGIES CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
------

99.1     Text of Press Release dated March 27, 2002.

                                      E-1